Exhibit 99.2

Investor Contact Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675 email: investorrelations@acegroup.com

This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect ACE’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data, and ratios) (Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

						Constant $					Constant $
	Three months ended December 31			% Change 4Q-13 vs.	Constant $	% Change 4Q-13 vs.	Year ended December 31		% Change 2013 vs.	Constant $	% Change 2013 vs.
	2013	2012		4Q-12	2012 (1)	4Q-12 (1)	2013	2012	2012	2012 (1)	2012 (1)
Gross premiums written	$5,462	$5,146		6.1%	$5,089	7.3%	$22,828	$21,593	5.7%	$21,413	6.6%
Net premiums written	$4,216	$3,657		15.3%	$3,609	16.8%	$17,025	$16,075	5.9%	$15,926	6.9%
P&C net premiums written (2)	$3,712	$3,140		18.2%	$3,098	19.8%	$15,053	$14,096	6.8%	$13,958	7.8%
Global P&C net premiums written (3)	$3,456	$3,056		13.1%	$3,014	14.7%	$13,426	$12,237	9.7%	$12,099	11.0%
Net premiums earned	$4,363	$3,848		13.4%	$3,802	14.8%	$16,613	$15,677	6.0%	$15,542	6.9%
Net investment income	$557	$567		-1.7%			$2,144	$2,181	-1.7%
Operating income	$824	$492		67.5%			$3,217	$2,624	22.6%
Net income	$998	$765		30.5%			$3,758	$2,706	38.9%
Comprehensive income	$776	$638		21.6%			$2,023	$3,682	-45.1%
Operating cash flow	$1,286	$970					$4,022	$3,995
P&C combined ratio
Loss and loss expense ratio	61.3%	75.5%					59.6%	65.7%
Underwriting and administrative expense ratio	28.0%	30.0%					28.4%	28.2%

Combined ratio	89.3%	105.5%					88.0%	93.9%
Operating return on equity (ROE)	12.1%	8.0%					12.2%	11.0%
ROE	14.0%	11.2%					13.3%	10.4%
Operating effective tax rate	9.2%	-46.8	% (4)				11.6%	7.5%
Effective tax rate	8.1%	-21.4	% (4)				11.3%	9.1%
Diluted earnings per share
Operating income	$2.39	$1.43		67.1%			$9.35	$7.65	22.2%
Net income	$2.90	$2.22		30.6%			$10.92	$7.89	38.4%
Book value per common share							$84.83	$80.90	4.9%
Tangible book value per common share							$68.93	$66.28	4.0%
Tangible book value per common share excluding 2013 acquisitions (5)							$70.69	$66.28	6.7%
Weighted average basic common shares outstanding	340.9	340.8					340.9	339.8
Weighted average diluted common shares outstanding	344.2	343.7					344.1	342.7
Debt plus trust preferred securities/ tangible capital							20.4%	18.4%

(1)	Prior periods on a constant dollar basis.
(2)	P&C net premiums written is defined as consolidated net premiums written excluding net premiums written of the company’s Life segment. See non-GAAP financial measures.
(3)	Global P&C net premiums written is defined as consolidated net premiums written excluding net premiums written of the company’s Life and Insurance—North American Agriculture segments. See non-GAAP financial measures.
(4)	For Q4 2012, Operating effective tax rate and Effective tax rate include a $121 million tax benefit from the favorable resolution of prior years’ tax matters.
(5)	For 2013, tangible book value per common share excludes the impact from goodwill and intangibles relating to the acquisitions of ABA Seguros and Fianzas Monterrey of $403 million and $197 million, respectively.

Financial Highlights	Page 1

ACE Limited Consolidated Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

ACE Limited Consolidated

	4Q-13	3Q-13	2Q-13	1Q-13	4Q-12	Full Year 2013	Full Year 2012
Global P&C (Including Corporate) (1)
Gross premiums written	$4,719	$4,417	$4,769	$4,186	$4,310	$18,091	$16,892
Net premiums written	3,456	3,336	3,451	3,183	3,056	13,426	12,237
Net premiums earned	3,456	3,294	3,236	3,044	3,096	13,030	11,889
Losses and loss expenses	1,925	1,768	1,812	1,737	2,272	7,242	7,131
Policy acquisition costs	608	560	550	530	543	2,248	2,084
Administrative expenses	485	473	475	424	466	1,857	1,775

Underwriting income (loss)	438	493	399	353	(185)	1,683	899
Net investment income	486	455	464	462	496	1,867	1,905
Interest expense	66	68	69	56	60	259	238
Other income (expense)—operating (2)	(15)	(21)	(23)	(14)	(2)	(73)	(41)
Income tax expense (benefit)	85	127	83	76	(170)	371	187

Global P&C operating income	758	732	688	669	419	2,847	2,338
Insurance—North American Agriculture segment operating income (loss) (3)	(20)	50	26	7	(1)	63	(38)

Operating income (including Corporate) excluding Life segment	738	782	714	676	418	2,910	2,300
Life segment operating income	86	75	76	70	74	307	324

Consolidated operating income	824	857	790	746	492	3,217	2,624
Adjusted net realized gains (losses) (3)	154	41	104	206	272	505	78
Net realized gains (losses) related to unconsolidated entities	25	22	12	33	23	92	62
Income tax expense on net realized gains (losses)	5	4	15	32	22	56	58

Consolidated net income	$998	$916	$891	$953	$765	$3,758	$2,706

Additional Global P&C financial data (1)
% Change versus prior year period
Net premiums written as reported	13.1%	8.9%	9.5%	7.3%	6.9%	9.7%	6.3%
Net premiums earned as reported	11.6%	9.1%	10.7%	6.8%	5.5%	9.6%	2.6%
Net premiums written constant $	14.7%					11.0%
Net premiums earned constant $	13.1%					10.8%
Other ratios
Net premiums written/gross premiums written	73%	76%	72%	76%	71%	74%	72%
Combined ratio
Loss and loss expense ratio	55.7%	53.7%	56.0%	57.1%	73.4%	55.6%	60.0%
Policy acquisition cost ratio	17.6%	17.0%	17.0%	17.4%	17.5%	17.3%	17.5%
Administrative expense ratio	14.1%	14.3%	14.7%	13.9%	15.1%	14.2%	14.9%

Combined ratio	87.4%	85.0%	87.7%	88.4%	106.0%	87.1%	92.4%

Combined ratio excluding catastrophe losses and PPD	89.9%	88.9%	89.2%	89.5%	90.8%	89.4%	91.1%
Expense ratio	31.7%	31.3%	31.7%	31.3%	32.6%	31.5%	32.4%
Expense ratio excluding A&H	27.9%	27.6%	28.3%	27.7%	29.1%	27.9%	28.9%
Catastrophe reinstatement premiums (expensed) collected - pre-tax	$1	$2	$—	$—	$(7)	$3	$(5)
Catastrophe losses - pre-tax	$35	$78	$78	$32	$500	$223	$622
Favorable prior period development (PPD) - pre-tax (4)	$(122)	$(200)	$(128)	$(67)	$(36)	$(517)	$(467)
Loss and loss expense ratio excluding catastrophe losses and PPD	58.3%	57.7%	57.6%	58.1%	58.2%	58.0%	58.7%

(1)	Presented excluding the Insurance—North American Agriculture and Life segments. This is a non-GAAP financial measure.
(2)	Excludes portion of net realized investment gains and losses related to unconsolidated entities.
(3)	Losses from fair value changes on crop derivatives are excluded from Adjusted net realized gains (losses) and included in Insurance—North American Agriculture segment operating income (loss) for this presentation. Crop derivative losses for YTD 2013 were $1 million.
(4)	For Q4 2013 and YTD 2013, favorable prior period development is net of $5 million and $28 million, respectively, of net earned premium adjustments on loss sensitive policies.

Consolidated Results	Page 2

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data) (Unaudited)

	December 31 2013	September 30 2013	June 30 2013	March 31 2013	December 31 2012
Assets
Fixed maturities available for sale, at fair value	$49,254	$48,529	$47,016	$47,947	$47,306
Fixed maturities held to maturity, at amortized cost	6,098	6,306	6,576	6,867	7,270
Equity securities, at fair value	837	831	837	832	744
Short-term investments, at fair value	1,763	1,774	2,425	2,893	2,228
Other investments	2,976	2,902	2,836	2,820	2,716

Total investments	60,928	60,342	59,690	61,359	60,264
Cash	579	768	679	855	615
Securities lending collateral	1,632	1,517	1,662	1,786	1,791
Insurance and reinsurance balances receivable	5,026	5,089	5,022	4,154	4,147
Reinsurance recoverable on losses and loss expenses	11,227	11,477	11,442	11,530	12,078
Deferred policy acquisition costs	2,313	2,224	2,077	1,966	1,873
Value of business acquired	536	554	560	583	614
Prepaid reinsurance premiums	1,675	1,724	1,819	1,653	1,617
Goodwill and other intangible assets	5,404	5,465	5,395	4,909	4,975
Deferred tax assets	616	584	753	505	453
Investments in partially-owned insurance companies	470	468	452	449	454
Other assets	4,104	4,372	4,137	3,712	3,664

Total assets	$94,510	$94,584	$93,688	$93,461	$92,545

Liabilities
Unpaid losses and loss expenses	$37,443	$37,882	$37,343	$37,082	$37,946
Unearned premiums	7,539	7,794	7,851	7,019	6,864
Future policy benefits	4,615	4,596	4,502	4,465	4,470
Insurance and reinsurance balances payable	3,628	3,627	3,624	3,402	3,472
Securities lending payable	1,633	1,520	1,665	1,789	1,795
Accounts payable, accrued expenses, and other liabilities	4,810	4,929	5,391	5,744	5,397
Short-term debt	1,901	1,902	1,901	1,402	1,401
Long-term debt	3,807	3,807	3,807	4,307	3,360
Trust preferred securities	309	309	309	309	309

Total liabilities	65,685	66,366	66,393	65,519	65,014
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	27,673	26,844	26,035	25,292	24,644
Accumulated other comprehensive income (AOCI)	1,152	1,374	1,260	2,650	2,887

Total shareholders’ equity	28,825	28,218	27,295	27,942	27,531

Total liabilities and shareholders’ equity	$94,510	$94,584	$93,688	$93,461	$92,545

Book value per common share	$84.83	$82.98	$80.26	$82.17	$80.90
% change over prior quarter	2.2%	3.4%	-2.3%	1.6%	1.9%
Tangible book value per common share	$68.93	$66.91	$64.40	$67.74	$66.28
% change over prior quarter	3.0%	3.9%	-4.9%	2.2%	2.5%

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums and Operating Income by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	4Q-13	% of Total Consolidated	4Q-12	% of Total Consolidated	% Change 4Q-13 vs. 4Q-12		Full Year 2013	% of Total Consolidated	Full Year 2012	% of Total Consolidated	% Change 2013 vs. 2012
Net premiums written
Property and all other	$1,132	27%	$939	26%	20.6%		$4,855	29%	$4,240	26%	14.5%
Agriculture	256	6%	84	2%	203.6%		1,627	10%	1,859	12%	-12.5%
Casualty	1,644	39%	1,475	40%	11.5%		5,932	34%	5,476	34%	8.3%

Subtotal	3,032	72%	2,498	68%	21.4%		12,414	73%	11,575	72%	7.2%
Personal accident (A&H) (1)	937	22%	911	25%	2.9%		3,655	21%	3,532	22%	3.5%
Life	247	6%	248	7%	-0.9%		956	6%	968	6%	-1.4%

Total consolidated	$4,216	100%	$3,657	100%	15.3%		$17,025	100%	$16,075	100%	5.9%

Net premiums earned
Property and all other	$1,261	29%	$1,087	28%	16.0%		$4,704	28%	$4,101	26%	14.7%
Agriculture	426	10%	263	7%	62.3%		1,678	10%	1,872	12%	-10.4%
Casualty	1,522	35%	1,367	36%	11.3%		5,759	35%	5,292	34%	8.8%

Subtotal	3,209	74%	2,717	71%	18.1%		12,141	73%	11,265	72%	7.8%
Personal accident (A&H) (1)	920	21%	894	23%	2.8%		3,567	21%	3,499	22%	1.9%
Life	234	5%	237	6%	-1.2%		905	6%	913	6%	-0.9%

Total consolidated	$4,363	100%	$3,848	100%	13.4%		$16,613	100%	$15,677	100%	6.0%

Operating income (loss)
Property, casualty, and all other	$680	82%	$314	64%	116.6%		$2,515	78%	$2,002	76%	25.6%
Agriculture	(20)	-2%	(1)	0%	NM		63	2%	(38)	-1%	NM
Personal accident (A&H) (1)	129	16%	141	28%	-7.4	% (2)	497	15%	494	19%	0.8%
Life	35	4%	38	8%	-8.3%		142	5%	166	6%	-14.3%

Total consolidated	$824	100%	$492	100%	67.5%		$3,217	100%	$2,624	100%	22.6%

(1)	For purposes of this schedule only, A&H results from our Combined North American and International businesses, normally included in the Life and Insurance—Overseas General segments, respectively, are included in the Personal Accident (A&H) line items above.
(2)	A&H operating income for Q4 2013 and Q4 2012 includes non-recurring tax items, including a one off tax benefit in Q4 2013 and a Q4 2012 tax benefit from the favorable resolution of prior years’ tax matters. Excluding the non-recurring tax items, A&H operating income increased 3.1%.

Line of Business	Page 4

ACE Limited Consolidated Premiums and Operating Income by Line of Business, Adjusted for Foreign Exchange (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated Constant Dollar

	4Q-13	Constant $ 4Q-12 (2)	Constant $ % Change 4Q-13 vs. 4Q-12	Full Year 2013	Constant $ Full Year 2012 (2)	Constant $ % Change 2013 vs. 2012 (2)
Net premiums written
Property, casualty, agriculture, and all other	$3,032	$2,468	22.9%	$12,414	$11,470	8.2%
Personal accident (A&H) (1)	937	896	4.7%	3,655	3,493	4.7%
Life	247	245	0.6%	956	963	-0.8%

Total consolidated	$4,216	$3,609	16.8%	$17,025	$15,926	6.9%

Net premiums earned
Property, casualty, agriculture, and all other	$3,209	$2,690	19.3%	$12,141	$11,171	8.7%
Personal accident (A&H) (1)	920	878	4.6%	3,567	3,462	3.0%
Life	234	234	0.0%	905	909	-0.5%

Total consolidated	$4,363	$3,802	14.8%	$16,613	$15,542	6.9%

Operating income
Property, casualty, agriculture, and all other	$660	$311	112.2%	$2,578	$1,955	31.9%
Personal accident (A&H) (1)	129	139	-7.0%	497	490	1.3%
Life	35	39	-9.2%	142	167	-14.7%

Total consolidated	$824	$489	68.4%	$3,217	$2,612	23.1%

(1)	For purposes of this schedule only, A&H results from our Combined North American and International businesses, normally included in the Life and Insurance—Overseas General segments, respectively, are included in the Personal Accident (A&H) line items above.
(2)	Prior periods on a constant dollar basis.

Line of Business 2	Page 5

ACE Limited Insurance—North American (in millions of U.S. dollars, except ratios) (Unaudited)

Effective Q1 2013, the company’s Insurance—North American business is presented in two distinct reporting segments: Insurance—North American P&C (refer to page 7) and Insurance—North American Agriculture (refer to page 8). The below table shows the previous Insurance—North American business presentation and should be used for reference purposes only.

Insurance—North American

	4Q-13	3Q-13	2Q-13	1Q-13	4Q-12	Full Year 2013	Full Year 2012
Gross premiums written	$2,656	$3,581	$3,076	$2,068	$2,528	$11,381	$10,741
Net premiums written	1,858	2,305	1,982	1,397	1,518	7,542	7,208
Net premiums earned	1,937	2,293	1,779	1,390	1,608	7,399	7,019
Losses and loss expenses	1,438	1,710	1,243	910	1,504	5,301	5,626
Policy acquisition costs	150	191	162	147	142	650	586
Administrative expenses	162	158	162	130	153	612	601

Underwriting income (loss)	187	234	212	203	(191)	836	206
Net investment income	273	260	257	257	283	1,047	1,091
Interest expense	2	3	3	(2)	3	6	12
Other income (expense)—operating	(7)	(11)	(12)	(7)	(8)	(37)	(49)
Income tax expense (benefit)	69	88	87	87	(89)	331	174

Operating income	382	392	367	368	170	1,509	1,062
Net realized gains (losses)	9	10	29	26	26	74	42
Net realized gains (losses) related to unconsolidated entities	19	16	14	14	21	63	58
Income tax expense on net realized gains (losses)	10	5	12	9	10	36	26

Net income	$400	$413	$398	$399	$207	$1,610	$1,136

Combined ratio
Loss and loss expense ratio	74.2%	74.6%	69.9%	65.5%	93.6%	71.6%	80.2%
Policy acquisition cost ratio	7.7%	8.4%	9.1%	10.5%	8.8%	8.8%	8.3%
Administrative expense ratio	8.5%	6.8%	9.1%	9.4%	9.5%	8.3%	8.6%

Combined ratio	90.4%	89.8%	88.1%	85.4%	111.9%	88.7%	97.1%

Combined ratio excluding catastrophe losses and PPD	91.1%	90.1%	87.7%	87.6%	90.0%	89.3%	93.4%
Catastrophe reinstatement premiums expensed - pre-tax	$—	$—	$(1)	$—	$(8)	$(1)	$(8)
Catastrophe losses - pre-tax	$14	$23	$53	$11	$338	$101	$441
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(28)	$(29)	$(47)	$(43)	$7	$(147)	$(192)
Loss and loss expense ratio excluding catastrophe losses and PPD	75.0%	75.0%	69.7%	67.6%	71.8%	72.4%	76.6%
% Change versus prior year period
Net premiums written	22.5%	-9.1%	6.6%	8.0%	-6.5%	4.6%	5.2%
Net premiums earned	20.4%	-7.2%	7.7%	7.9%	-3.2%	5.4%	1.6%
Other ratios
Net premiums written/gross premiums written	70%	64%	64%	68%	60%	66%	67%

Insurance—North American	Page 6

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance—North American P&C (1)

	4Q-13	3Q-13	2Q-13	1Q-13	4Q-12	Full Year 2013	Full Year 2012
Gross premiums written	$2,439	$2,135	$2,327	$1,819	$2,236	$8,720	$8,120
Net premiums written	1,602	1,500	1,529	1,284	1,434	5,915	5,349
Net premiums earned	1,511	1,444	1,428	1,338	1,345	5,721	5,147
Losses and loss expenses	985	963	950	878	1,241	3,776	3,715
Policy acquisition costs	153	159	142	143	139	597	558
Administrative expenses	164	153	159	125	157	601	608

Underwriting income (loss)	209	169	177	192	(192)	747	266
Net investment income	266	254	250	251	277	1,021	1,066
Interest expense	1	3	3	(2)	3	5	12
Other income (expense)—operating	1	(3)	(4)	1	—	(5)	(17)
Income tax expense (benefit)	73	75	79	85	(89)	312	203

Operating income	402	342	341	361	171	1,446	1,100
Net realized gains (losses)	9	9	28	26	26	72	41
Net realized gains (losses) related to unconsolidated entities	19	16	14	14	21	63	58
Income tax expense on net realized gains (losses)	10	4	12	9	10	35	26

Net income	$420	$363	$371	$392	$208	$1,546	$1,173

Combined ratio
Loss and loss expense ratio	65.2%	66.7%	66.6%	65.6%	92.2%	66.0%	72.2%
Policy acquisition cost ratio	10.1%	11.1%	9.9%	10.7%	10.3%	10.4%	10.8%
Administrative expense ratio	10.9%	10.5%	11.1%	9.4%	11.8%	10.5%	11.8%

Combined ratio	86.2%	88.3%	87.6%	85.7%	114.3%	86.9%	94.8%

Combined ratio excluding catastrophe losses and PPD	87.2%	88.3%	87.3%	87.7%	88.4%	87.6%	89.9%
Catastrophe reinstatement premiums expensed - pre-tax	$—	$—	$(1)	$—	$(8)	$(1)	$(8)
Catastrophe losses - pre-tax	$12	$21	$50	$11	$334	$94	$430
Unfavorable (favorable) prior period development (PPD) - pre-tax (2)	$(28)	$(19)	$(47)	$(40)	$8	$(134)	$(180)
Loss and loss expense ratio excluding catastrophe losses and PPD	66.3%	66.9%	66.5%	67.6%	66.4%	66.8%	67.4%
% Change versus prior year period
Net premiums written	11.8%	9.3%	11.8%	9.3%	6.0%	10.6%	9.2%
Net premiums earned	12.3%	10.6%	12.7%	8.9%	9.0%	11.1%	3.6%
Other ratios
Net premiums written/gross premiums written	66%	70%	66%	71%	64%	68%	66%

(1)	Effective Q1 2013, the company’s Insurance—North American business is presented in two distinct reporting segments: Insurance—North American P&C and Insurance—North American Agriculture. Prior year amounts have been adjusted to conform to the new segment presentation.
(2)	For Q4 2013 and YTD 2013, favorable prior period development is net of $5 million and $20 million, respectively, of net earned premium adjustments on loss sensitive policies.

Insurance—North American P&C	Page 7

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance—North American Agriculture (1)

	4Q-13	3Q-13	2Q-13	1Q-13	4Q-12	Full Year 2013	Full Year 2012
Gross premiums written	$217	$1,446	$749	$249	$292	$2,661	$2,621
Net premiums written	256	805	453	113	84	1,627	1,859
Net premiums earned	426	849	351	52	263	1,678	1,872
Losses and loss expenses (2)	453	747	293	32	263	1,525	1,911
Policy acquisition costs	(3)	32	20	4	3	53	28
Administrative expenses	(2)	5	3	5	(4)	11	(7)

Underwriting income (loss)	(22)	65	35	11	1	89	(60)
Net investment income	7	6	7	6	6	26	25
Interest expense	1	—	—	—	—	1	—
Other income (expense)—operating	(8)	(8)	(8)	(8)	(8)	(32)	(32)
Income tax expense (benefit)	(4)	13	8	2	—	19	(29)

Operating income (loss)	(20)	50	26	7	(1)	63	(38)
Net realized gains (losses) (2)	—	1	1	—	—	2	1
Net realized gains (losses) related to unconsolidated entities	—	—	—	—	—	—	—
Income tax expense on net realized gains (losses)	—	1	—	—	—	1	—

Net income (loss)	$(20)	$50	$27	$7	$(1)	$64	$(37)

Combined ratio
Loss and loss expense ratio	106.3%	88.0%	83.4%	61.9%	100.3%	90.9%	102.1%
Policy acquisition cost ratio	-0.5%	3.8%	5.6%	7.5%	1.2%	3.2%	1.5%
Administrative expense ratio	-0.6%	0.5%	0.9%	9.9%	-2.0%	0.6%	-0.4%

Combined ratio	105.2%	92.3%	89.9%	79.3%	99.5%	94.7%	103.2%

Catastrophe reinstatement premiums - pre-tax	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses - pre-tax	$2	$2	$3	$—	$4	$7	$11
Favorable prior period development (PPD) - pre-tax	$—	$(10)	$—	$(3)	$(1)	$(13)	$(12)
Loss and loss expense ratio excluding catastrophe losses and PPD	105.8%	88.9%	82.6%	67.9%	99.3%	91.3%	102.2%
% Change versus prior year period
Net premiums written	203.6%	-30.8%	-8.0%	-5.1%	-69.0%	-12.5%	-4.7%
Net premiums earned	62.3%	-27.2%	-8.8%	-11.1%	-38.6%	-10.4%	-3.6%
Other ratios
Net premiums written/gross premiums written	118%	56%	60%	45%	29%	61%	71%

(1)	Effective Q1 2013, the company’s Insurance—North American business is presented in two distinct reporting segments: Insurance—North American P&C and Insurance—North American Agriculture. Prior year amounts have been adjusted to conform to the new segment presentation.
(2)	Losses from fair value changes on crop derivatives are reclassified from Net realized gains (losses) to Losses and loss expenses for this presentation. Crop derivative losses for YTD 2013 were $1 million.

Insurance—North American Agriculture	Page 8

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance—Overseas General

	4Q-13	3Q-13	2Q-13	1Q-13	4Q-12	Full Year 2013	Full Year 2012
Gross premiums written	$2,126	$2,018	$2,097	$2,073	$1,925	$8,314	$7,702
Net premiums written	1,699	1,571	1,630	1,620	1,476	6,520	5,863
Net premiums earned	1,700	1,611	1,563	1,459	1,497	6,333	5,740
Losses and loss expenses	835	712	768	747	832	3,062	2,862
Policy acquisition costs	405	349	360	339	357	1,453	1,353
Administrative expenses	258	263	251	236	239	1,008	935

Underwriting income	202	287	184	137	69	810	590
Net investment income	143	128	136	132	135	539	521
Interest expense	1	1	2	1	1	5	5
Other income (expense)—operating	(13)	(16)	(14)	(5)	(1)	(48)	(6)
Income tax expense (benefit)	52	78	48	24	(44)	202	106

Operating income	279	320	256	239	246	1,094	994
Net realized gains (losses)	(16)	(8)	8	34	44	18	103
Net realized gains (losses) related to unconsolidated entities	4	2	(3)	6	1	9	3
Income tax expense on net realized gains (losses)	(4)	—	2	22	11	20	27

Net income	$271	$314	$259	$257	$280	$1,101	$1,073

Combined ratio
Loss and loss expense ratio	49.2%	44.2%	49.1%	51.2%	55.5%	48.4%	49.8%
Policy acquisition cost ratio	23.8%	21.6%	23.0%	23.2%	23.8%	22.9%	23.6%
Administrative expense ratio	15.1%	16.4%	16.1%	16.2%	16.1%	15.9%	16.3%

Combined ratio	88.1%	82.2%	88.2%	90.6%	95.4%	87.2%	89.7%

Combined ratio excluding catastrophe losses and PPD	91.6%	89.4%	90.5%	90.7%	92.5%	90.5%	92.2%
Catastrophe reinstatement premiums expensed - pre-tax	$—	$—	$—	$—	$(8)	$—	$(8)
Catastrophe losses - pre-tax	$17	$33	$17	$21	$65	$88	$76
Favorable prior period development (PPD) - pre-tax	$(76)	$(149)	$(52)	$(22)	$(30)	$(299)	$(226)
Loss and loss expense ratio excluding catastrophe losses and PPD	52.6%	51.4%	51.3%	51.3%	52.9%	51.7%	52.4%
% Change versus prior year period
Net premiums written as reported	15.1%	13.5%	10.5%	6.0%	7.1%	11.2%	4.2%
Net premiums earned as reported	13.5%	12.5%	10.1%	4.9%	3.2%	10.3%	2.2%
Net premiums written constant $	18.2%					13.7%
Net premiums earned constant $	16.5%					12.7%
Other ratios
Net premiums written/gross premiums written	80%	78%	78%	78%	77%	78%	76%

Insurance—Overseas General	Page 9

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Global Reinsurance

	4Q-13	3Q-13	2Q-13	1Q-13	4Q-12	Full Year 2013	Full Year 2012
Gross premiums written	$154	$264	$345	$294	$149	$1,057	$1,070
Net premiums written	155	265	292	279	146	991	1,025
Net premiums earned	245	239	245	247	254	976	1,002
Losses and loss expenses	104	93	93	106	198	396	553
Policy acquisition costs	49	52	48	48	47	197	172
Administrative expenses	14	12	12	12	13	50	51

Underwriting income (loss)	78	82	92	81	(4)	333	226
Net investment income	71	66	71	72	77	280	290
Interest expense	1	2	1	1	1	5	4
Other income (expense)—operating	2	1	1	—	—	4	1
Income tax expense (benefit)	5	16	7	8	(2)	36	14

Operating income	145	131	156	144	74	576	499
Net realized gains (losses)	7	(5)	31	20	12	53	6
Net realized gains (losses) related to unconsolidated entities	4	6	(3)	8	8	15	14
Income tax expense on net realized gains (losses)	—	—	—	—	—	—	1

Net income	$156	$132	$184	$172	$94	$644	$518

Combined ratio
Loss and loss expense ratio	42.5%	38.9%	37.7%	43.0%	78.2%	40.5%	55.2%
Policy acquisition cost ratio	20.4%	21.7%	19.9%	19.3%	18.3%	20.3%	17.1%
Administrative expense ratio	5.5%	5.2%	4.6%	5.0%	5.2%	5.1%	5.2%

Combined ratio	68.4%	65.8%	62.2%	67.3%	101.7%	65.9%	77.5%

Combined ratio excluding catastrophe losses and PPD	73.6%	71.0%	70.0%	69.2%	69.9%	70.9%	72.8%
Catastrophe reinstatement premiums collected - pre-tax	$1	$2	$1	$—	$9	$4	$11
Catastrophe losses - pre-tax	$6	$24	$11	$—	$101	$41	$116
Favorable prior period development (PPD) - pre-tax (1)	$(18)	$(32)	$(29)	$(5)	$(14)	$(84)	$(61)
Loss and loss expense ratio excluding catastrophe losses and PPD	47.7%	44.6%	45.3%	44.8%	45.6%	45.6%	50.4%
% Change versus prior year period
Net premiums written as reported	5.5%	-13.6%	-5.3%	6.1%	12.0%	-3.3%	4.7%
Net premiums earned as reported	-3.7%	-15.0%	3.6%	7.3%	2.3%	-2.6%	0.0%
Net premiums written constant $	5.3%					-3.3%
Net premiums earned constant $	-3.6%					-2.5%
Other ratios
Net premiums written/gross premiums written	101%	100%	85%	95%	99%	94%	96%

(1)	For YTD 2013, favorable prior period development is net of $8 million of net earned premium adjustments on loss sensitive policies.

Global Reinsurance	Page 10

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life

						Full Year	Full Year
	4Q-13	3Q-13	2Q-13	1Q-13	4Q-12	2013	2012
Gross premiums written	$526	$510	$512	$528	$544	$2,076	$2,080
Net premiums written	504	479	487	502	517	1,972	1,979
Net premiums earned	481	467	480	477	489	1,905	1,916
Losses and loss expenses	139	141	145	157	148	582	611
Policy benefits (1)	136	138	110	131	142	515	521
(Gains) losses from fair value changes in separate account assets (1)	(9)	(14)	11	(4)	(11)	(16)	(29)
Policy acquisition costs	97	86	95	80	90	358	334
Administrative expenses	87	85	86	85	91	343	328
Net investment income	64	61	63	63	65	251	251

Life underwriting income (2)	95	92	96	91	94	374	402
Interest expense	3	4	4	4	3	15	12
Other income (expense)—operating (1)	(4)	(2)	(7)	(5)	(4)	(18)	(12)
Income tax expense	2	11	9	12	13	34	54

Operating income	86	75	76	70	74	307	324
Net realized gains (losses):
Mark-to-market on guaranteed living benefits derivative (net of related hedges)	149	39	33	78	138	299	(126)
Foreign exchange gains (losses) and all other	5	4	3	49	51	61	54
Net realized gains (losses) related to unconsolidated entities	(2)	(2)	4	5	(7)	5	(13)
Income tax expense (benefit) on net realized gains (losses)	(1)	(1)	1	1	1	—	4

Net income	$239	$117	$115	$201	$255	$672	$235

% Change versus prior year period
Net premiums written as reported	-2.6%	-1.9%	0.2%	3.0%	3.9%	-0.4%	3.4%
Net premiums earned as reported	-1.5%	-2.7%	0.9%	1.1%	4.2%	-0.6%	3.1%
Net premiums written constant $ (3)	-1.4%					0.2%
Net premiums earned constant $	-0.4%					-0.1%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP are reclassified from Other income (expense) for purposes of presenting Life underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.
(2)	We assess the performance of our Life business based on Life underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.
(3)	Net premiums written and deposits breakdown:

			Constant $			Constant $
			% Change		Constant $	% Change
		Constant $	4Q-13 vs.	Full Year	Full Year	2013 vs.
	4Q-13	4Q-12	4Q-12	2013	2012	2012
Life excluding life reinsurance (4)	$650	$631	3.0%	$2,509	$2,265	10.8%
Life reinsurance including variable annuity	68	76	-11.9%	284	314	-9.8%

Total Life	$718	$707	1.4%	$2,793	$2,579	8.3%

(4)	Includes deposits collected on universal life and investment contracts of $214 million for Q4 2013 and $197 million for Q4 2012 on a constant-dollar basis. For the year, includes deposits of $821 million for 2013 and $611 million for 2012 on a constant-dollar basis. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life	Page 11

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars, except ratios) (Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2011	$37,477	$11,602	$25,875
Losses and loss expenses incurred	2,361	557	1,804
Losses and loss expenses paid	(2,876)	(931)	(1,945)	108%
Other (incl. foreign exch. revaluation)	285	90	195

Balance at March 31, 2012	$37,247	$11,318	$25,929
Losses and loss expenses incurred	2,851	732	2,119
Losses and loss expenses paid	(2,916)	(893)	(2,023)	95%
Other (incl. foreign exch. revaluation)	(332)	(171)	(161)

Balance at June 30, 2012	$36,850	$10,986	$25,864
Losses and loss expenses incurred	4,073	1,026	3,047
Losses and loss expenses paid	(3,078)	(1,013)	(2,065)	68%
Other (incl. foreign exch. revaluation)	355	163	192

Balance at September 30, 2012	$38,200	$11,162	$27,038
Losses and loss expenses incurred	4,642	1,959	2,683
Losses and loss expenses paid	(4,913)	(1,727)	(3,186)	119%
Other (incl. foreign exch. revaluation)	17	5	12

Balance at December 31, 2012	$37,946	$11,399	$26,547
Losses and loss expenses incurred	2,483	557	1,926
Losses and loss expenses paid	(2,987)	(932)	(2,055)	107%
Other (incl. foreign exch. revaluation)	(360)	(106)	(254)

Balance at March 31, 2013	$37,082	$10,918	$26,164
Losses and loss expenses incurred	3,007	757	2,250
Losses and loss expenses paid	(2,797)	(941)	(1,856)	83%
Other (incl. foreign exch. revaluation)	51	4	47

Balance at June 30, 2013	$37,343	$10,738	$26,605
Losses and loss expenses incurred	3,617	962	2,655
Losses and loss expenses paid	(3,285)	(942)	(2,343)	88%
Other (incl. foreign exch. revaluation)	207	61	146

Balance at September 30, 2013	$37,882	$10,819	$27,063
Losses and loss expenses incurred	3,322	805	2,517
Losses and loss expenses paid	(3,716)	(993)	(2,723)	108%
Other (incl. foreign exch. revaluation)	(45)	(19)	(26)

Balance at December 31, 2013	$37,443	$10,612	$26,831

Add net recoverable on paid losses	—	615	(615)

Balance including net recoverable on paid losses	$37,443	$11,227	$26,216

Loss Reserve Rollforward	Page 12

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	December 31	September 30	June 30	March 31	December 31
	2013	2013	2013	2013	2012
Reinsurance recoverable on paid losses and loss expenses
Active operations	$376	$387	$450	$409	$464
Brandywine and Other Run-off	356	338	326	284	303

Total	$732	$725	$776	$693	$767

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$9,576	$9,843	$9,720	$9,786	$10,199
Brandywine and Other Run-off	1,309	1,335	1,374	1,484	1,551

Total	$10,885	$11,178	$11,094	$11,270	$11,750

Gross reinsurance recoverable
Active operations	$9,952	$10,230	$10,170	$10,195	$10,663
Brandywine and Other Run-off	1,665	1,673	1,700	1,768	1,854

Total	$11,617	$11,903	$11,870	$11,963	$12,517

Provision for uncollectible reinsurance (1)
Active operations	$(251)	$(286)	$(274)	$(274)	$(277)
Brandywine and Other Run-off	(139)	(140)	(154)	(159)	(162)

Total	$(390)	$(426)	$(428)	$(433)	$(439)

Net reinsurance recoverable
Active operations	$9,701	$9,944	$9,896	$9,921	$10,386
Brandywine and Other Run-off	1,526	1,533	1,546	1,609	1,692

Total	$11,227	$11,477	$11,442	$11,530	$12,078

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance recoverables, net of approximately $2.5 billion of collateral.

Reinsurance Recoverable	Page 13

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	December 31		September 30		June 30		March 31		December 31
	2013		2013		2013		2013		2012
Market Value
Fixed maturities available for sale	$49,254		$48,529		$47,016		$47,947		$47,306
Fixed maturities held to maturity	6,263		6,493		6,762		7,213		7,633
Short-term investments	1,763		1,774		2,425		2,893		2,228

Total fixed maturities	$57,280		$56,796		$56,203		$58,053		$57,167

Asset Allocation by Market Value
Treasury	$2,327	4%	$2,367	4%	$2,578	5%	$2,750	5%	$2,794	5%
Agency	1,454	3%	1,471	3%	1,586	3%	2,090	4%	2,024	4%
Corporate and asset-backed	19,475	34%	19,313	34%	18,972	34%	19,123	33%	18,983	33%
Mortgage-backed	12,273	21%	11,862	21%	11,445	20%	12,064	21%	12,589	22%
Municipal	4,500	8%	4,496	8%	4,451	8%	4,532	7%	3,872	7%
Non-U.S.	15,488	27%	15,513	27%	14,746	26%	14,601	25%	14,677	25%
Short-term investments	1,763	3%	1,774	3%	2,425	4%	2,893	5%	2,228	4%

Total fixed maturities	$57,280	100%	$56,796	100%	$56,203	100%	$58,053	100%	$57,167	100%

Credit Quality by Market Value
AAA	$8,677	15%	$9,089	16%	$9,408	17%	$9,948	17%	$9,285	16%
AA	21,520	38%	20,716	36%	20,557	36%	22,036	38%	22,014	39%
A	11,168	19%	11,267	20%	11,105	20%	11,150	19%	10,760	19%
BBB	7,193	12%	7,147	13%	6,765	12%	6,596	11%	6,591	12%
BB	4,418	8%	4,120	7%	3,940	7%	4,010	7%	4,146	7%
B	3,940	7%	4,088	7%	4,056	7%	3,956	7%	3,846	6%
Other	364	1%	369	1%	372	1%	357	1%	525	1%

Total fixed maturities	$57,280	100%	$56,796	100%	$56,203	100%	$58,053	100%	$57,167	100%

Cost/Amortized Cost
Fixed maturities available for sale	$48,406		$47,481		$45,988		$45,470		$44,666
Fixed maturities held to maturity	6,098		6,306		6,576		6,867		7,270
Short-term investments	1,763		1,774		2,425		2,893		2,228

Subtotal fixed maturities	56,267		55,561		54,989		55,230		54,164
Equity securities	841		835		843		781		707
Other investments	2,671		2,616		2,543		2,544		2,465

Total investment portfolio	$59,779		$59,012		$58,375		$58,555		$57,336

Avg. duration of fixed maturities	4.0 years		4.0 years		4.1 years		4.0 years		3.9 years
Avg. market yield of fixed maturities	3.0%		2.9%		2.9%		2.3%		2.3%
Avg. credit quality	A/Aa		A/Aa		A/Aa		A/Aa		A/Aa
Avg. yield on invested assets	3.8%		3.6%		3.7%		3.7%		3.8%

Investments	Page 14

ACE Limited Investment Portfolio—2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at December 31, 2013
Agency residential mortgage-backed (RMBS)	$—	$10,141	$—	$—	$—	$10,141
Non-agency RMBS	56	8	26	15	186	291
Commercial mortgage-backed	1,811	13	10	7	—	1,841

Total mortgage-backed securities at market value	$1,867	$10,162	$36	$22	$186	$12,273

U.S. Corporate and Asset-backed Fixed Income Portfolios

	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
Market Value at December 31, 2013
Asset-backed	$542	$91	$—	$—	$633
Banks	—	—	2,380	320	2,700
Basic Materials	—	—	94	330	424
Communications	—	49	473	773	1,295
Consumer, Cyclical	—	97	288	315	700
Consumer, Non-Cyclical	52	571	867	669	2,159
Diversified Financial Services	—	77	223	114	414
Energy	33	34	192	668	927
Industrial	—	355	328	272	955
Utilities	—	10	541	480	1,031
All Others	54	134	566	549	1,303

Total	$681	$1,418	$5,952	$4,490	$12,541

	S&P Credit Rating
	Below Investment Grade
	BB	B	CCC	Total
Market Value at December 31, 2013
Asset-backed	$—	$4	$17	$21
Banks	1	4	—	5
Basic Materials	169	136	10	315
Communications	557	439	15	1,011
Consumer, Cyclical	485	619	14	1,118
Consumer, Non-Cyclical	545	873	37	1,455
Diversified Financial Services	134	72	—	206
Energy	730	334	34	1,098
Industrial	345	405	30	780
Utilities	277	22	—	299
All Others	228	385	13	626

Total	$3,471	$3,293	$170	$6,934

Investments 2	Page 15

ACE Limited Investment Portfolio—3 (in millions of U.S. dollars) (Unaudited)

Non-U.S. Fixed Income Portfolio

December 31, 2013

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$1,225	$—	$—	$—	$—	$1,225
Republic of Korea	—	633	44	—	—	677
Canada	566	—	—	—	—	566
United Mexican States	—	1	363	108	—	472
Germany	352	4	—	—	—	356
Province of Ontario	—	337	—	—	—	337
Japan	—	289	—	—	—	289
Federative Republic of Brazil	—	—	201	58	—	259
Kingdom of Thailand	—	—	194	58	—	252
Province of Quebec	—	—	252	—	—	252
Other Non-U.S. Government Securities	706	1,102	223	252	287	2,570

Total	$2,849	$2,366	$1,277	$476	$287	$7,255

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$96	$67	$769	$346	$196	$1,474
Canada	158	124	300	374	167	1,123
Australia	88	89	304	115	75	671
United States	7	130	102	214	140	593
France	71	61	197	129	75	533
Netherlands	18	258	102	86	24	488
Germany	155	40	131	100	58	484
Euro Supranational	186	50	—	1	—	237
Switzerland	2	22	54	113	39	230
Sweden	58	109	44	3	4	218
Other Non-U.S. Corporate Securities	95	260	736	679	412	2,182

Total	$934	$1,210	$2,739	$2,160	$1,190	$8,233

Non-U.S. Corporate Investment Portfolio

Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 16

ACE Limited Investment Portfolio—4 (in millions of U.S. dollars) (Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	December 31, 2013	Market Value	Rating
1	JP Morgan Chase & Co	$504	A
2	Goldman Sachs Group Inc	444	A-
3	General Electric Co	414	AA+
4	Wells Fargo & Co	283	A+
5	Citigroup Inc	278	A-
6	Morgan Stanley	274	A-
7	Verizon Communications Inc	263	BBB+
8	Bank of America Corp	258	A-
9	HSBC Holdings Plc	224	A+
10	AT&T INC	198	A-

Investments 4	Page 17

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended December 31, 2013			Year ended December 31, 2013
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$6	$(219)	$(213)	$90	$(1,880)	$(1,790)
Fixed income derivatives	16	—	16	78	—	78

Total fixed maturities	22	(219)	(197)	168	(1,880)	(1,712)

Public equity	2	—	2	15	(41)	(26)
Private equity	27	17	44	90	51	141

Total equity	29	17	46	105	10	115

Mark-to-market gains from derivative transactions (2)	149	—	149	298	—	298
Foreign exchange gains (losses) (2)	(16)	—	(16)	29	—	29
Other	(3)	2	(1)	(3)	3	—
Partially-owned entities (3)	(2)	—	(2)	—	—	—
Income tax expense (benefit)	5	(55)	(50)	56	(408)	(352)

Net gains (losses)	$174	$(145)	$29	$541	$(1,459)	$(918)

(1)	Other-than-temporary impairments for the quarter includes $7 million for fixed maturities and $1 million for public equity. Year to date other-than-temporary impairments includes $18 million of fixed maturities, $2 million for private equity, and $2 million for public equity.
(2)	Includes $149 million of realized gains from variable annuity reinsurance for the quarter which comprises $315 million in mark-to-market gains from derivative transactions (including a $92 million realized gain related to an out-of-period adjustment for an error in a market valuation model), net of $166 million of losses on applicable hedges. The variable annuity reinsurance foreign exchange gains for the quarter were $6 million. For the year, mark-to-market gains from derivative transactions of $298 million includes $299 million of realized gains from variable annuity reinsurance which comprises $878 million in mark-to-market gains from derivative transactions, net of $579 million of losses on applicable hedges. The variable annuity reinsurance foreign exchange gains for the year were $51 million.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

	Three months ended December 31, 2012			Year ended December 31, 2012
	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$81	$(131)	$(50)	$230	$1,005	$1,235
Fixed income derivatives	(3)	—	(3)	(6)	—	(6)

Total fixed maturities	78	(131)	(53)	224	1,005	1,229

Public equity	6	9	15	4	61	65
Private equity	36	16	52	79	49	128

Total equity	42	25	67	83	110	193

Mark-to-market (losses) from derivative transactions (5)	138	—	138	(130)	—	(130)
Foreign exchange gains (losses) (5)	48	—	48	(16)	—	(16)
Other	2	—	2	3	5	8
Partially-owned entities (6)	(13)	—	(13)	(24)	(4)	(28)
Income tax expense (benefit)	22	(36)	(14)	58	198	256

Net gains (losses)	$273	$(70)	$203	$82	$918	$1,000

(4)	Other-than-temporary impairments for the quarter includes $7 million for fixed maturities. Year to date other-than-temporary impairments includes $25 million of fixed maturities, $7 million for private equity, and $5 million for public equity.
(5)	Includes $138 million of realized gains from variable annuity reinsurance for the quarter which comprises $127 million in mark-to-market gains from derivative transactions and $11 million of gains on applicable hedges. The variable annuity reinsurance foreign exchange gains for the quarter were $35 million. For the year, mark-to-market losses from derivative transactions of $130 million includes $126 million of realized losses from variable annuity reinsurance which comprises $171 million in mark-to-market gains from derivative transactions, net of $297 million of losses on applicable hedges. The variable annuity reinsurance foreign exchange gains for the year were $33 million.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Investment Gains (Losses)	Page 18

ACE Limited Capital Structure (in millions of U.S. dollars, except ratios) (Unaudited)

	December 31 2013	September 30 2013	June 30 2013	March 31 2013	December 31 2012	December 31 2011
Total short-term debt (1)	$1,901	$1,902	$1,901	$1,402	$1,401	$1,251
Total long-term debt	3,807	3,807	3,807	4,307	3,360	3,360

Total debt	$5,708	$5,709	$5,708	$5,709	$4,761	$4,611

Total trust preferred securities	$309	$309	$309	$309	$309	$309

Total shareholders’ equity	$28,825	$28,218	$27,295	$27,942	$27,531	$24,332

Total capitalization	$34,842	$34,236	$33,312	$33,960	$32,601	$29,252
Tangible capital (2)	$29,438	$28,771	$27,917	$29,051	$27,626	$24,453
Leverage ratios
Debt/ total capitalization	16.4%	16.7%	17.1%	16.8%	14.6%	15.8%
Debt plus trust preferred securities/ total capitalization	17.3%	17.6%	18.1%	17.7%	15.6%	16.8%
Debt/ tangible capital	19.4%	19.8%	20.4%	19.7%	17.2%	18.9%
Debt plus trust preferred securities/ tangible capital	20.4%	20.9%	21.6%	20.7%	18.4%	20.1%

Note: As of December 31, 2013, there was $1.2 billion usage of credit facilities on a total commitment of $1.9 billion.

(1)	Repurchase agreements in the amount of $851 million matured during the quarter, and there were new repurchase agreements in the amount of $850 million.
(2)	Tangible capital is equal to total capitalization less goodwill and other intangible assets.

Capital Structure	Page 19

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended December 31		Year ended December 31
	2013	2012	2013	2012
Numerator
Operating income to common shares	$824	$492	$3,217	$2,624
Net realized gains (losses), net of income tax	174	273	541	82

Net income	$998	$765	$3,758	$2,706

Rollforward of Common Shares Outstanding
Shares—beginning of period	340,069,972	339,735,109	340,321,534	336,927,276
Repurchase of shares (1)	(564,911)	—	(3,266,531)	(100,000)
Shares issued, excluding option exercises	12,988	55,188	1,080,261	1,092,389
Issued for option exercises	275,886	531,237	1,658,671	2,401,869

Shares—end of period	339,793,935	340,321,534	339,793,935	340,321,534

Denominator
Weighted average shares outstanding	340,897,890	340,821,273	340,906,490	339,843,438
Effect of other dilutive securities	3,309,307	2,920,626	3,241,085	2,903,512

Adj. wtd. avg. shares outstanding and assumed conversions	344,207,197	343,741,899	344,147,575	342,746,950

Basic earnings per share
Operating income	$2.41	$1.44	$9.43	$7.72
Net realized gains (losses), net of income tax	0.52	0.80	1.59	0.24

Net income	$2.93	$2.24	$11.02	$7.96

Diluted earnings per share
Operating income	$2.39	$1.43	$9.35	$7.65
Net realized gains (losses), net of income tax	0.51	0.79	1.57	0.24

Net income	$2.90	$2.22	$10.92	$7.89

(1)	For the period January 1, 2014 through January 27, 2014 we repurchased 1 million shares totaling $97 million, pursuant to a plan adopted under SEC Rule 10b5-1 and in accordance with the provisions of SEC Rule 10b-18.

Earnings per share	Page 20

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G — Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Operating income, P&C underwriting income, adjusted losses and loss expenses, adjusted realized gains (losses), operating ROE, P&C combined ratio, and P&C combined ratio excluding catastrophe losses and prior period development (PPD) are non-GAAP financial measures and include realized gains and losses associated with fair value changes on our crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. As such, we view changes in the fair value of these derivatives as part of the results of our operations and therefore realized gains and losses from these derivatives are reclassified to losses and loss expenses. Pre-tax losses from fair value changes in these derivatives were $1 million for YTD 2013.

Global P&C net premiums written is a non-GAAP financial measure and is defined as consolidated net premiums written excluding net premiums written of the company’s Life and Insurance – North American Agriculture segments. We believe that this measure is useful and meaningful to investors as it is used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the Insurance – North American Agriculture and Life segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Other income (expense) – operating is a non-GAAP financial measure and excludes the portion of net realized gains and losses related to unconsolidated entities from other income (expense). These gains and losses are reported within Net realized gains (losses) and represent the non-operating activities of entities where we hold more than an insignificant percentage of the investee’s shares. We exclude these gains and losses from other income (expense) to enhance the understanding of our core results of operations as they are heavily influenced by, and fluctuate in part according to market conditions.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses). Life underwriting income includes net investment income and gains (losses) from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

We provide financial measures such as gross premiums written, net premiums written, net premiums earned, and operating income on a constant-dollar basis. We believe it is useful to evaluate the trends in these measures exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

P&C expense ratio excluding A&H is a non-GAAP financial measure and excludes the impact of our A&H business from our consolidated expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Loss and loss expense ratio excluding the impact of catastrophe losses and PPD is a non-GAAP financial measure. The loss ratio numerator includes Losses and loss expenses adjusted to exclude catastrophe losses and PPD. The loss ratio denominator includes Net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net earned premiums when calculating this ratio. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

Combined ratio excluding catastrophe losses and PPD is a non-GAAP financial measure. The ratio numerator includes losses and loss expenses, policy acquisition costs, and administrative expenses adjusted to exclude catastrophe losses and PPD. The ratio denominator includes net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected and net earned premium adjustments on loss sensitive policies. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

Life net premiums written and deposits collected, excluding life reinsurance, is a non-GAAP financial measure. Deposits collected on universal life and investment contracts (life deposits) are properly not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our Life business because new life deposits are an important component of production and key to our efforts to grow our business. However, we exclude results associated with life reinsurance as there is no new life reinsurance business currently being written.

Operating income or income excluding net realized gains (losses), net of tax, is a common performance measurement for insurance companies and non-GAAP financial measure. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned entities because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Operating income or income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

Book value excluding unrealized gains (losses) on investments, or Adjusted shareholders’ equity, is a non-GAAP financial measure and is shareholders’ equity excluding unrealized gains (losses) on investments, net of tax. We believe this measure is useful as it removes the effect of changing prices on invested assets which is heavily influenced by market conditions.

Operating return on equity (ROE) or ROE calculated using income excluding net realized gains (losses) is an annualized non-GAAP financial measure and is calculated as operating income divided by average shareholders’ equity, as adjusted, for the period. To annualize a quarterly rate, multiply by four. Operating ROE is a useful measure as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

Operating effective tax rate is a non-GAAP financial measure. The numerator excludes tax on net realized gains (losses). The denominator excludes net realized gains (losses), before tax. We exclude net realized gains (losses) and the related tax impact because these amounts are heavily influenced by, and fluctuate in part according to, the availability of market opportunities. Operating effective tax rate should not be viewed as a substitute for effective tax rate determined in accordance with GAAP.

Tangible book value per common share is shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. A reconciliation of tangible book value per share is provided on page 23. Tangible book value per common share excluding 2013 acquisitions is shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding. The numerator adds back the goodwill and other intangible assets related to the 2013 acquisitions of Fianzas Monterrey and ABA Seguros in order to adjust for the distortive effect of acquisitions.

Reconciliation Non-GAAP	Page 21

ACE Limited Non-GAAP Financial Measures—2 (in millions of U.S. dollars, except ratios) (Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

The following table presents the reconciliation of Net income to Operating income:

	4Q-13	3Q-13	2Q-13	1Q-13	4Q-12	Full Year 2013	Full Year 2012
Net income, as reported	$998	$916	$891	$953	$765	$3,758	$2,706
Adjusted net realized gains (losses)	154	41	104	206	272	505	78
Net realized gains (losses) related to unconsolidated entities (1)	25	22	12	33	23	92	62
Income tax expense on net realized gains (losses)	5	4	15	32	22	56	58

Operating income	$824	$857	$790	$746	$492	$3,217	$2,624

(1)    Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

The following table presents the reconciliation of effective tax rate to the operating effective tax rate:

	4Q-13	3Q-13	2Q-13	1Q-13	4Q-12	Full Year 2013	Full Year 2012
Tax expense (benefit), as reported	$88	$155	$115	$122	$(135)	$480	$270
Tax expense on net realized gains (losses)	5	4	15	32	22	56	58

Tax expense (benefit), adjusted	$83	$151	$100	$90	$(157)	$424	$212

Income before tax, as reported	$1,086	$1,071	$1,006	$1,075	$630	$4,238	$2,976
Less: realized gains (losses)	154	41	104	206	272	505	78
Less: realized gains (losses) related to unconsolidated entities	25	22	12	33	23	92	62

Operating income before tax	$907	$1,008	$890	$836	$335	$3,641	$2,836

Effective tax rate	8.1%	14.4%	11.5%	11.3%	-21.4%	11.3%	9.1%
Adjustment for tax impact of net realized gains (losses)	1.1%	0.5%	-0.3%	-0.5%	-25.4%	0.3%	-1.6%

Operating effective tax rate	9.2%	14.9%	11.2%	10.8%	-46.8%	11.6%	7.5%

The following table presents the reconciliation of ROE to Operating ROE:
	4Q-13				4Q-12	Full Year 2013	Full Year 2012
Net income	$998				$765	$3,758	$2,706
Operating income	$824				$492	$3,217	$2,624
Equity—beginning of period, as reported	$28,218				$26,963	$27,531	$24,332
Less: unrealized gains (losses) on investments, net of deferred tax	1,319				2,703	2,633	1,715

Equity—beginning of period, as adjusted	$26,899				$24,260	$24,898	$22,617

Equity—end of period, as reported	$28,825				$27,531	$28,825	$27,531
Less: unrealized gains (losses) on investments, net of deferred tax	1,174				2,633	1,174	2,633

Equity—end of period, as adjusted	$27,651				$24,898	$27,651	$24,898

Average equity, as reported	$28,522				$27,247	$28,178	$25,932
Average equity, as adjusted	$27,275				$24,579	$26,275	$23,758
Operating ROE	12.1%				8.0%	12.2%	11.0%
ROE	14.0%				11.2%	13.3%	10.4%

Reconciliation Non-GAAP 2	Page 22

ACE Limited Book Value and Book Value per Common Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Common Share

	December 31 2013	September 30 2013	June 30 2013	March 31 2013	December 31 2012
Shareholders’ equity	$28,825	$28,218	$27,295	$27,942	$27,531
Less: goodwill and other intangible assets	5,404	5,465	5,395	4,909	4,975

Numerator for tangible book value per share	$23,421	$22,753	$21,900	$23,033	$22,556

Book value—% change over prior quarter (1)	2.2%	3.4%	-2.3%	1.5%	2.1%
Tangible book value—% change over prior quarter (1)	2.9%	3.9%	-4.9%	2.1%	2.7%
Denominator	339,793,935	340,069,972	340,086,269	340,045,256	340,321,534

Book value per common share	$84.83	$82.98	$80.26	$82.17	$80.90
Tangible book value per common share	$68.93	$66.91	$64.40	$67.74	$66.28
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter	$28,218	$27,295	$27,942	$27,531	$26,963
Operating income	824	857	790	746	492
Net realized gains (losses), net of tax	174	59	101	207	273
Net unrealized gains (losses), net of tax	(145)	1	(1,220)	(95)	(70)
Repurchase of shares	(57)	(21)	(58)	(154)	—
Dividend declared on common shares	(174)	(176)	(174)	(168)	(168)
Cumulative translation, net of tax	(66)	114	(168)	(156)	(37)
Pension liability	(11)	(1)	(2)	14	(20)
Other (2)	62	90	84	17	98

	$28,825	$28,218	$27,295	$27,942	$27,531

(1)	At December 31, 2013, book value increased 4.7% and tangible book value increased 3.8% from December 31, 2012. At December 31, 2013, book value excluding unrealized gains (losses) on investments increased 11.1% from December 31, 2012. Unrealized gains (losses) on investments at December 31, 2013 and 2012 were $1,174 million and $2,633 million, respectively.
(2)	Other primarily includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 23

ACE Limited Glossary

ACE Limited Consolidated comprises all segments including Corporate.

Operating return on equity (ROE) or ROE calculated using income excluding net realized gains (losses): Operating income or income excluding net realized gains (losses), net of tax, divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments, net of tax. To annualize a quarterly rate, multiply by four.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business.

Operating effective tax rate: Income tax expense excluding tax expense (benefit) on net realized gains (losses) divided by income excluding net realized gains (losses) before tax.

Life underwriting income: Net premiums earned and net investment income less losses and loss expenses, policy benefits, acquisition costs, and administrative expenses. In addition, Life underwriting income includes gains/losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Net investment income, excluding non-recurring items, divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

NM: Not meaningful.

Glossary	Page 24